Goodwill and Intangible Assets (Detail 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Acquired intangible asset activity through business combinations
Intangible assets (excluding goodwill) acquired through business combinations during the period	$ 663
Acquired Intangible Assets
Patents	551	457
Other amortizable intangible assets (primarily tradenames and customer-related intangibles)	2,016	1,528
Non-amortizable intangible assets (tradenames)	125	129
Total gross carrying amount	2,692	2,114
Accumulated amortization - patents	(345)	(339)
Accumulated amortization - other	(527)	(433)
Total accumulated amortization	(872)	(772)
Total intangible assets - net	1,820	1,342
Amortization expense for acquired intangible assets	176	181	122
Expected amortization expense for acquired intangible assets recorded as of December 31, 2010:
2011	208
2012	200
2013	189
2014	169
2015	157
After 2015	$ 772